SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              ____________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) July 22, 2003




                          NATIONAL R.V. HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                     0-22268                  33-0371079
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(State or other jurisdiction    (Commission File No.)       (I.R.S. Employer
      of incorporation)                                    Identification No.)




                            3411 N. PERRIS BOULEVARD
                            PERRIS, CALIFORNIA 92571
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (909) 943-6007

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Item 7.  Exhibits

     99.1 Press Release of National R.V. Holdings, Inc. dated July 22, 2003, reporting financial results for the second quarter of 2003.


Item 9.  Regulation FD Disclosure

     This information set forth under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results Of Operations And Financial Condition" in accordance with SEC Release No. 33-8216. Such information, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of National R.V. Holdings, Inc. (the "Company"), dated July 22, 2003, reporting the Company's financial results for the second quarter of 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                                 NATIONAL R.V. HOLDINGS, INC.



                                                 By:      /s/ Mark D. Andersen
                                                              Mark D. Andersen
                                                        Chief Financial Officer



Date:  July 22, 2003


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